UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 16, 2005

Assurant, Inc.

(Exact Name of Registrants as Specified in Charter)

Delaware	001-31978	39-1126612

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Chase Manhattan Plaza, 41st Floor New York, New York	10005

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 859-7000
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     Assurant, Inc. is furnishing as Exhibit 99.1 hereto a copy of its preliminary unaudited consolidated financial statements as of and for the three and six months ended June 30, 2005 and management’s discussion and analysis of financial condition and results of operations with respect thereto.
Item 8.01 Other Events.
     On August 16, 2005, Assurant, Inc. issued a press release announcing that it had filed a Form 12b-25 with the Securities and Exchange Commission to obtain a five day extension of the due date for its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2005. A copy of the press release is filed as Exhibit 99.2.
Item 9.01 Exhibits.

Exhibit No.	Exhibit Description
99.1	Preliminary Unaudited Consolidated Financial Statements as of and for the Three and Six Months Ended June 30, 2005 and Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Press Release dated August 16, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.
By:	/s/ P. Bruce Camacho
	Name:	P. Bruce Camacho
	Title:	Executive Vice President and Chief Financial Officer

Dated: August 16, 2005

ASSURANT, INC.
EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Preliminary Unaudited Consolidated Financial Statements as of and for the Three and Six Months Ended June 30, 2005 and Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Press Release dated August 16, 2005